As filed with the Securities and Exchange Commission on May 22, 2013

Registration Statement No. 333-187541

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Amendment No. 3

to

Form S-11

FOR REGISTRATION

UNDER THE SECURITIES ACT OF 1933

OF SECURITIES OF CERTAIN REAL ESTATE COMPANIES

Blackstone Mortgage Trust, Inc.

(Exact name of registrant as specified in its governing instruments)

Blackstone Mortgage Trust, Inc.

345 Park Avenue, 42nd Floor

New York, New York 10154

Tel: (212) 655-0220

(Address, including Zip Code, and Telephone Number, including Area Code, of Registrant’s Principal Executive Offices)

Stephen D. Plavin

Chief Executive Officer

Blackstone Mortgage Trust, Inc.

345 Park Avenue, 42nd Floor

New York, New York 10154

Tel: (212) 655-0220

(Name, Address, including Zip Code, and Telephone Number, including Area Code, of Agent for Service)

Copies to:

Andrew R. Keller, Esq. Simpson Thacher & Bartlett LLP 425 Lexington Avenue New York, New York 10017 Tel: (212) 455-3577	Michael L. Zuppone, Esq. Paul Hastings LLP 75 East 55th Street New York, New York 10022 Tel: (212) 318-6000

Approximate date of commencement of proposed sale to the public: As soon as practicable after the effective date of this registration statement.

If any of the Securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act, check the following box:  ☐

If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.  ☐

If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.  ☐

If this Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.  ☐

If delivery of the prospectus is expected to be made pursuant to Rule 434, check the following box.  ☐

Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, or a smaller reporting company. See the definitions of “large accelerated filer,” “accelerated filer” and “smaller reporting company” in Rule 12b-2 of the Exchange Act.

Large accelerated filer	☐	Accelerated filer	☐
Non-accelerated filer	☐ (Do not check if a smaller reporting company)	Smaller reporting company	☒

CALCULATION OF REGISTRATION FEE

Title of Securities To Be Registered	Proposed Maximum Aggregate Offering Price(1)(2)	Amount of Registration Fee(3)
Class A Common Stock, $0.01 par value per share (1)	$681,030,000	$92,892.49

(1)	Includes shares of class A common stock subject to the underwriters’ option to purchase additional shares of class A common stock.
(2)	Estimated solely for purposes of calculating the registration fee in accordance with Rule 457(o) under the Securities Act of 1933, as amended.
(3)	Previously paid.

The registrant hereby amends this registration statement on such date or dates as may be necessary to delay its effective date until the registrant shall file a further amendment which specifically states that this registration statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933, as amended, or until this registration statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to Section 8(a), may determine.

EXPLANATORY NOTE

Blackstone Mortgage Trust, Inc. is filing this Amendment No. 3, or “Amendment,” to its registration statement on Form S-11 (File No. 333-187541), as amended, or “Registration Statement,” solely to: (i) update information under Item 31 of Part II of the Registration Statement; (ii) file exhibits 1.1, 5.1, 8.1, 10.25, 10.26, 23.1 and 23.2; and (iii) make conforming changes to Item 36(b) of Part II of the Registration Statement, the signature page and the exhibit index. Accordingly, this Amendment consists only of the facing page, this explanatory note, Part II of the Registration Statement, the exhibit index and the filed exhibits. The preliminary prospectus is unchanged and has therefore been omitted.

PART II

INFORMATION NOT REQUIRED IN PROSPECTUS

Item 31. Other Expenses and Issuance and Distribution

Set forth below are the fees and expenses, other than underwriting discounts and commissions, to be incurred by us in connection with the issuance and distribution of the securities being registered. All amounts set forth below are estimates, except the Securities and Exchange Commission, or “SEC,” registration fee and the Financial Industry Regulatory Authority, Inc., or “FINRA,” filing fee.

SEC registration fee	$92,892
FINRA filing fee	102,155
Legal fees and expenses	1,957,000
Printing and engraving expenses	260,000
Transfer agent’s fees and expenses	5,000
Accounting fees and expenses	490,000
Miscellaneous	92,953

Total	$3,000,000

Item 32. Sales to Special Parties

None.

Item 33. Recent Sales of Unregistered Securities

On December 19, 2012, concurrently with the consummation of a strategic transaction with affiliates of The Blackstone Group L.P. (“Blackstone”), we completed a private placement in which we sold 500,000 shares of our class A common stock (after giving effect to the one-for-ten reverse stock split that we effected on May 6, 2013) to Blackstone Holdings III L.P., an affiliate of Blackstone, at a price of $20.00 per share (after giving effect to the one-for-ten reverse stock split that we effected on May 6, 2013) for aggregate proceeds of $10.0 million. We did not pay any underwriting discounts or commissions in connection with this private placement. In conducting this private placement, we relied upon the exemption from registration provided by Rule 506 of Regulation D, as promulgated under Section 4(2) of the Securities Act of 1933, as amended.

Item 34. Indemnification of Directors and Officers

Maryland law permits a Maryland corporation to include in its charter a provision limiting the liability of its directors and officers to the corporation and its stockholders for money damages except for liability resulting from (i) actual receipt of an improper benefit or profit in money, property or services or (ii) active and deliberate dishonesty which is established by a final judgment and which is material to the cause of action. Our charter contains such a provision which eliminates directors’ and officers’ liability to the maximum extent permitted by Maryland law.

Our charter authorizes us, to the maximum extent permitted by Maryland law, to obligate us to indemnify any present or former director or officer or any individual who, while a director or officer of the company and at the request of the company, serves or has served another corporation, real estate investment trust, partnership, limited liability company, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee, from and against any claim or liability to which that individual may become subject or which that individual may incur by reason of his or her service in such capacity and to pay or reimburse his or her reasonable expenses in advance of final disposition of a proceeding. Our bylaws obligate us, to the maximum extent permitted by Maryland law, to indemnify any present or former director or officer or any individual who, while a director or officer of the company and at the request of the company, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee and who is made or threatened to be made a party to the proceeding by reason of his or her service in that capacity from and against any claim or liability to which that individual may become subject or which that individual may incur by reason of his or her service in such capacity and to pay or reimburse his or her reasonable expenses in advance of final disposition of a proceeding. The charter and bylaws also permit the company to indemnify and advance expenses to any individual who served a predecessor of the company in any of the capacities described above and any employee or agent of the company or a predecessor of the company.

Maryland law requires a corporation (unless its charter provides otherwise, which the company’s charter does not) to indemnify a director or officer who has been successful in the defense of any proceeding to which he is made or threatened to be made a party by reason of his service in that capacity. Maryland law permits a corporation to indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made or threatened to be made a party by reason of their service in those or other capacities unless it is established that (i) the act or omission of the director or officer was material to the matter giving rise to the proceeding and (a) was committed in bad faith or (b) was the result of active and deliberate dishonesty, (ii) the director or officer actually received an improper personal benefit in money, property or services or (iii) in the case of any criminal proceeding, the director or officer had reasonable cause to believe that the act or omission was unlawful. However, under Maryland law, a Maryland corporation may not indemnify for an adverse judgment in a suit by or in the right of the corporation or for a judgment of liability on the basis that personal benefit was improperly received, unless in either case a court orders indemnification and then only for expenses. In addition, Maryland law permits a corporation to advance reasonable expenses to a director or officer upon the corporation’s receipt of (i) a written affirmation by the director or officer of his or her good faith belief that he or she has met the standard of conduct necessary for indemnification by the corporation and (ii) a written undertaking by him or her or on his or her behalf to repay the amount paid or reimbursed by the corporation if it is ultimately determined that the standard of conduct was not met.

We have entered into indemnification agreements (the “Indemnification Agreements”) with each of our directors and officers (each, an “Indemnitee”). The Indemnification Agreements provide that we will, subject to certain limitations and exceptions, indemnify, to the fullest extent permitted under Maryland law, and advance expenses to, each Indemnitee, in connection with (among other things) the Indemnitee’s capacity as a director, officer, employee or agent of the company. This obligation includes, subject to certain terms and conditions, indemnification for any expenses (including reasonable attorneys’ fees), judgments, fines, penalties and settlement amounts actually and reasonably incurred by the Indemnitee in connection with any threatened or pending action, suit or proceeding. In certain instances, we may be required to advance such expenses, in which case the Indemnitee will be obligated to reimburse us for the amounts advanced if it is later determined that the Indemnitee is not entitled to indemnification for such expenses. The indemnification provided under the Indemnification Agreements is not exclusive of any other indemnity rights.

Item 35. Treatment of Proceeds from Stock Being Registered

None of the proceeds of this offering will be credited to an account other than the appropriate capital account.

Item 36. Financial Statements and Exhibits

(a) Financial Statements. See the financial statements in our Annual Report on Form 10-K for the fiscal year ended December 31, 2012, filed with the SEC on March 26, 2013 and in our Quarterly Report on Form 10-Q for the period ended March 31, 2013, filed with the SEC on May 6, 2013.

(b) Exhibits. The following exhibits are filed as part of this registration statement on Form S-11:

Exhibit Number		Exhibit Description

1.1	*	Form of Underwriting Agreement among Blackstone Mortgage Trust, Inc. and the underwriters named therein

2.1

Purchase and Sale Agreement, dated September 27, 2012, by and between Capital Trust, Inc. and Huskies Acquisition LLC (filed as Exhibit 2.1 to our Current Report on Form 8-K

(File No. 1-14788) filed on October 3, 2012 and incorporated herein by reference)

3.1.a		Articles of Amendment and Restatement (filed as Exhibit 3.1.a to our Current Report on Form 8-K (File No. 1-14788) filed on April 2, 2003 and incorporated herein by reference)

3.1.b		Certificate of Notice (filed as Exhibit 3.1 to our Current Report on Form 8-K (File No. 1-14788) filed on February 27, 2007 and incorporated herein by reference)

3.1.c		Articles Supplementary for Series A Junior Participating Preferred Stock (filed as Exhibit 3.1 to our Current Report on Form 8-K (File No. 1-14788) filed on March 3, 2011 and incorporated herein by reference)

3.1.d		Articles of Amendment (filed as Exhibit 3.1 to our Current Report on Form 8-K (File No. 1-14788) filed on December 21, 2012 and incorporated herein by reference)

3.1.e		Articles of Amendment (filed as Exhibit 3.1 to our Current Report on Form 8-K (File No. 1-14788) filed on May 6, 2013 and incorporated herein by reference)

3.2		Third Amended and Restated Bylaws of Capital Trust, Inc. (filed as Exhibit 3.2 to our Current Report on Form 8-K (File No. 1-14788) filed on December 21, 2012 and incorporated herein by reference)

5.1	*	Opinion of Venable LLP as to the legality of the securities being issued

8.1	*	Opinion of Simpson Thacher & Bartlett LLP as to certain United States federal income tax matters

10.1		Amended and Restated Management Agreement, dated as of March 26, 2013, by and between Capital Trust, Inc. and BREDS/CT Advisors L.L.C. (filed as Exhibit 10.1 to our Current Report on Form 8-K (File No. 1-14788) filed on March 26, 2013 and incorporated herein by reference)

10.2		Assignment Agreement, dated as of December 19, 2012, by and among Huskies Acquisition LLC, Blackstone Holdings III L.P. and Capital Trust, Inc. (filed as Exhibit 10.2 to our Current Report on Form 8-K (File No. 1-14788) filed on December 21, 2012 and incorporated herein by reference)

10.3		Capital Trust, Inc. Amended and Restated 1997 Non-Employee Director Stock Plan (filed as Exhibit 10.2 to our Current Report on Form 8-K (File No. 1-14788) filed on January 29, 1999 and incorporated herein by reference)

10.4		Capital Trust, Inc. 2007 Long-Term Incentive Plan (the “2007 Plan”) (filed as Exhibit 10.1 to our Current Report on Form 8-K (File No. 1-14788) filed on June 12, 2007 and incorporated herein by reference)

10.5		2007 Amendment to the 2007 Plan (filed as Exhibit 10.20 to our Annual Report on Form 10-K (File No. 1-14788) filed on March 5, 2008 and incorporated herein by reference)

10.6		Deferral Election Agreement for Selected Plan Awards, dated as of December 24, 2007, by and between Capital Trust, Inc. and Geoffrey G. Jervis (filed as Exhibit 10.29 to our Annual Report on Form 10-K (File No. 1-14788) filed on March 5, 2008 and incorporated herein by reference)

10.7		Deferral Election Agreement for Selected Plan Awards, dated as of December 24, 2007, by and between Capital Trust, Inc. and Stephan D. Plavin (filed as Exhibit 10.32 to our Annual Report on Form 10-K (File No. 1-14788) filed on March 5, 2008 and incorporated herein by reference)

10.8		Deferral Election Agreement for Selected Plan Awards, dated as of December 24, 2007, by and between Capital Trust, Inc. and Thomas C. Ruffing (filed as Exhibit 10.33 to our Annual Report on Form 10-K (File No. 1-14788) filed on March 5, 2008 and incorporated herein by reference)

Exhibit Number		Exhibit Description

10.9		Capital Trust, Inc. 2011 Long Term Incentive Plan (filed as Exhibit 10.1 to our Current Report on Form 8-K (File No. 1-14788) filed on June 28, 2011 and incorporated herein by reference)

10.10	†	Form of Annual Bonus Award Agreement (filed as Exhibit 10.1 to our Quarterly Report on Form 10-Q (File No. 1-14788) filed on August 1, 2012 and incorporated herein by reference)

10.11		Form of Restricted Share Award Agreement relating to the Capital Trust, Inc. 2011 Long Term Incentive Plan (filed as Exhibit 10.2 to our Quarterly Report on Form 10-Q (File No. 1-14788) filed on August 1, 2012 and incorporated herein by reference)

10.12		Form of Special Transaction Bonus Award Agreement (filed as Exhibit 10.3 to our Quarterly Report on Form 10-Q (File No. 1-14788) filed on August 1, 2012 and incorporated herein by reference)

10.13		Summary of Non-Employee Director Compensation (filed as Exhibit 10.51 to our Annual Report on Form 10-K (File No. 1-14788) filed on February 28, 2007 and incorporated herein by reference)

10.14		Form of Indemnification Agreement (filed as Exhibit 10.1 to our Current Report on Form 8-K (File No. 1-14788) filed on December 21, 2012 and incorporated herein by reference)

10.15

Agreement of Lease dated as of May 3, 2000, between 410 Park Avenue Associates, L.P., owner, and Capital Trust, Inc., tenant (filed as Exhibit 10.11 to our Annual Report on Form 10-K

(File No. 1-14788) filed on April 2, 2001 and incorporated herein by reference)

10.16		Additional Space, Lease Extension and First Lease Modification Agreement, dated as of May 23, 2007, by and between 410 Park Avenue Associates, L.P. and Capital Trust, Inc. (filed as Exhibit 10.74 to our Annual Report on Form 10-K (File No. 1-14788) filed on March 5, 2008 and incorporated herein by reference)

10.17		Assignment and Assumption of Lease, dated as of December 19, 2012, by and between Capital Trust, Inc. and Blackstone Holdings I L.P. (filed as Exhibit 10.5 to our Current Report on Form 8-K (File No. 1-14788) filed on December 21, 2012 and incorporated herein by reference)

10.18		Consent to Assignment of Lease, and Fifth Lease Modification Agreement, dated December 19, 2012, between 410 Park Avenue Associates, L.P., Blackstone Holdings I L.P. and Capital Trust, Inc. (filed as Exhibit 10.6 to our Current Report on Form 8-K (File No. 1-14788) filed on December 21, 2012 and incorporated herein by reference)

10.19		Amended and Restated Registration Rights Agreement, dated May 6, 2013, by and among Blackstone Mortgage Trust, Inc., Blackstone Holdings III L.P. and BREDS/CT Advisors L.L.C. (filed as Exhibit 10.2 to our Quarterly Report on Form 10-Q (File No. 1-14788) filed on May 6, 2013 and incorporated herein by reference)

10.20		Trademark License Agreement, dated May 6, 2013, by and between Capital Trust, Inc. and Blackstone TM L.L.C. (filed as Exhibit 10.1 to our Current Report on Form 8-K (File No. 1-14788) filed on May 7, 2013 and incorporated herein by reference)

10.21		Limited Liability Company Agreement of 42-16 Partners, LLC, dated as of May 13, 2013, by and between Blackstone Mortgage Trust, Inc. and Blackstone Holdings Finance Co. L.L.C. (filed as Exhibit 10.1 to our Current Report on Form 8-K (File No. 1-14788) filed on May 17, 2013 and incorporated herein by reference)

10.22		Letter Agreement, dated as of May 13, 2013, by and between Blackstone Mortgage Trust, Inc. and Blackstone Holdings Finance Co. L.L.C. (filed as Exhibit 10.2 to our Current Report on Form 8-K (File No. 1-14788) filed on May 17, 2013 and incorporated herein by reference)

10.23		Securities Purchase Agreement, dated as of May 11, 2004, by and among Capital Trust, Inc., W.R. Berkley Corporation and certain stockholders of Capital Trust, Inc. (filed as Exhibit 10.1 to our Quarterly Report on Form 10-Q (File No. 1-14788) filed on October 10, 2010 and incorporated herein by reference)

Exhibit Number		Exhibit Description

10.24

Registration Rights Agreement dated as of May 11, 2004, by and between Capital Trust, Inc. and W.R. Berkley Corporation (filed as Exhibit 10.2 to our Current Report on Form 8-K

(File No. 1-14788) filed on May 11, 2004 and incorporated herein by reference)

10.25	*	Master Repurchase Agreement, dated May 21, 2013, by and between Bank of America, N.A. and Parlex 1 Finance, LLC

10.26	*	Guarantee Agreement, dated May 21, 2013, made by Blackstone Mortgage Trust, Inc. in favor of Bank of America, N.A.

10.27		Letter Agreement, dated September 27, 2012, by and between Capital Trust, Inc. and W.R. Berkley Corporation (filed as Exhibit 10.3 to our Current Report on Form 8-K (File No. 1-14788) filed on October 3, 2012 and incorporated herein by reference)

10.28	†	Contribution Agreement, dated as of March 31, 2011, by and among Capital Trust, Inc., CT Legacy Holdings, LLC and CT Legacy REIT Mezz Borrower, Inc. (filed as Exhibit 10.1 to our Quarterly Report on Form 10-Q (File No. 1-14788) filed on May 10, 2011 and incorporated herein by reference)

10.29	†	Contribution Agreement, dated as of March 31, 2011, by and among Five Mile Capital II CT Mezz SPE LLC, Five Mile Capital II CT Equity SPE LLC and CT Legacy REIT Mezz Borrower, Inc. (filed as Exhibit 10.5 to our Quarterly Report on Form 10-Q (File No. 1-14788) filed on May 10, 2011 and incorporated herein by reference)

10.30	†	Contribution Agreement, dated as of March 31, 2011, by and among CT Legacy Holdings, LLC, Five Mile Capital II CT Equity SPE LLC and CT Legacy REIT Holdings, LLC (filed as Exhibit 10.6 to our Quarterly Report on Form 10-Q (File No. 1-14788) filed on May 10, 2011 and incorporated herein by reference)

10.31.a

Series 1 Secured Note issued by CT Legacy Series 1 Note Issuer, LLC in favor of BNP Paribas, dated as of March 31, 2011 (filed as Exhibit 10.7.a to our Quarterly Report on Form 10-Q

(File No. 1-14788) filed on May 10, 2011 and incorporated herein by reference)

10.31.b		Series 1 Secured Note issued by CT Legacy Series 1 Note Issuer, LLC in favor of Deutsche Bank Trust Company Americas, dated as of March 31, 2011 (filed as Exhibit 10.7.b to our Quarterly Report on Form 10-Q (File No. 1-14788) filed on May 10, 2011 and incorporated herein by reference)

10.31.c		Series 1 Secured Note issued by CT Legacy Series 1 Note Issuer, LLC in favor of JPMorgan Chase Bank, N.A., dated as of March 31, 2011 (filed as Exhibit 10.7.c to our Quarterly Report on Form 10-Q (File No. 1-14788) filed on May 10, 2011 and incorporated herein by reference)

10.31.d		Series 1 Secured Note issued by CT Legacy Series 1 Note Issuer, LLC in favor of Morgan Stanley & Co. Incorporated, dated as of March 31, 2011 (filed as Exhibit 10.7.d to our Quarterly Report on Form 10-Q (File No. 1-14788) filed on May 10, 2011 and incorporated herein by reference)

10.31.e		Series 1 Secured Note issued by CT Legacy Series 1 Note Issuer, LLC in favor of Wells Fargo Bank, N.A., dated as of March 31, 2011 (filed as Exhibit 10.7.e to our Quarterly Report on Form 10-Q (File No. 1-14788) filed on May 10, 2011 and incorporated herein by reference)

10.31.f		Series 1 Secured Note issued by CT Legacy Series 1 Note Issuer, LLC in favor of WestLB CapTrust Holding LLC, dated as of March 31, 2011 (filed as Exhibit 10.7.f to our Quarterly Report on Form 10-Q (File No. 1-14788) filed on May 10, 2011 and incorporated herein by reference)

10.32.a

Series 2 Secured Note issued by CT Legacy Series 2 Note Issuer, LLC in favor of Embassy & Co., dated as of March 31, 2011 (filed as Exhibit 10.8.a to our Quarterly Report on Form 10-Q

(File No. 1-14788) filed on May 10, 2011 and incorporated herein by reference)

Exhibit Number		Exhibit Description

10.32.b

Series 2 Secured Note issued by CT Legacy Series 2 Note Issuer, LLC in favor of Hare & Co., dated as of March 31, 2011 (filed as Exhibit 10.8.b to our Quarterly Report on Form 10-Q

(File No. 1-14788) filed on May 10, 2011 and incorporated herein by reference)

10.32.c		Series 2 Secured Note issued by CT Legacy Series 2 Note Issuer, LLC in favor of JSN Restructure Vehicle 1 Ltd., dated as of March 31, 2011 (filed as Exhibit 10.8.c to our Quarterly Report on Form 10-Q (File No. 1-14788) filed on May 10, 2011 and incorporated herein by reference)

10.32.d		Series 2 Secured Note issued by CT Legacy Series 2 Note Issuer, LLC in favor of JSN Restructure Vehicle 1 Ltd., dated as of March 31, 2011 (filed as Exhibit 10.8.d to our Quarterly Report on Form 10-Q (File No. 1-14788) filed on May 10, 2011 and incorporated herein by reference)

10.32.e

Series 2 Secured Note issued by CT Legacy Series 2 Note Issuer, LLC in favor of Hare & Co., dated as of March 31, 2011 (filed as Exhibit 10.8.e to our Quarterly Report on Form 10-Q

(File No. 1-14788) filed on May 10, 2011 and incorporated herein by reference)

10.32.f		Series 2 Secured Note issued by CT Legacy Series 2 Note Issuer, LLC in favor of Talon Total Return Partners LP, dated as of March 31, 2011 (filed as Exhibit 10.8.f to our Quarterly Report on Form 10-Q (File No. 1-14788) filed on May 10, 2011 and incorporated herein by reference)

10.32.g		Series 2 Secured Note issued by CT Legacy Series 2 Note Issuer, LLC in favor of Talon Total Return QP Partners LP, dated as of March 31, 2011 (filed as Exhibit 10.8.g to our Quarterly Report on Form 10-Q (File No. 1-14788) filed on May 10, 2011 and incorporated herein by reference)

10.32.h		Series 2 Secured Note issued by CT Legacy Series 2 Note Issuer, LLC in favor of HFR RVA Opal Master Trust, dated as of March 31, 2011 (filed as Exhibit 10.8.h to our Quarterly Report on Form 10-Q (File No. 1-14788) filed on May 10, 2011 and incorporated herein by reference)

10.32.i

Series 2 Secured Note issued by CT Legacy Series 2 Note Issuer, LLC in favor of GPC 69, LLC, dated as of March 31, 2011 (filed as Exhibit 10.8.i to our Quarterly Report on Form 10-Q

(File No. 1-14788) filed on May 10, 2011 and incorporated herein by reference)

10.32.j		Series 2 Secured Note issued by CT Legacy Series 2 Note Issuer, LLC in favor of Stifel Nicolaus as custodian for Paul F. Strebel IRA, dated as of March 31, 2011 (filed as Exhibit 10.8.j to our Quarterly Report on Form 10-Q (File No. 1-14788) filed on May 10, 2011 and incorporated herein by reference)

10.33	†	Amended and Restated Master Repurchase Agreement, dated as of March 31, 2011, between CT Legacy MS SPV, LLC, CT XLC Holding, LLC, Bellevue C2 Holdings, LLC and CNL Hotel JV, LLC and Morgan Stanley Asset Funding Inc. (filed as Exhibit 10.11 to our Quarterly Report on Form 10-Q (File No. 1-14788) filed on May 10, 2011 and incorporated herein by reference)

10.34	†	Amended and Restated Master Repurchase Agreement, dated as of March 31, 2011, between CT Legacy Citi SPV, LLC and Citigroup Financial Products Inc. and Citigroup Global Markets Inc. (filed as Exhibit 10.12 to our Quarterly Report on Form 10-Q (File No. 1-14788) filed on May 10, 2011 and incorporated herein by reference)

10.35	†	Amended and Restated Master Repurchase Agreement, dated as of March 31, 2011, between CT Legacy JPM SPV, LLC and JPMorgan Chase Bank, N.A. (filed as Exhibit 10.9 to our Quarterly Report on Form 10-Q (File No. 1-14788) filed on May 10, 2011 and incorporated herein by reference)

10.36	†	Joinder No. 1 and Amendment No. 1 to Amended and Restated Master Repurchase Agreement, dated as of September 30, 2011, by and among CT Legacy Cayman, LTD, CT Legacy JPM SPV, LLC, CT Legacy Asset, LLC and JPMorgan Chase Bank, N.A. (filed as Exhibit 10.33 to our Annual Report on Form 10-K (File No. 1-14788) filed on February 14, 2012 and incorporated herein by reference)

Exhibit Number		Exhibit Description

10.37	†	Amendment No. 2 to Amended and Restated Master Repurchase Agreement, dated as of December 29, 2011, by and among CT Legacy Cayman, LTD, CT Legacy JPM SPV, LLC, CT Legacy Asset, LLC and JPMorgan Chase Bank, N.A. (filed as Exhibit 10.34 to our Annual Report on Form 10-K (File No. 1-14788) filed on February 14, 2012 and incorporated herein by reference)

10.38	†

Joinder No. 2 and Amendment No. 3 to Amended and Restated Master Repurchase Agreement, dated as of February 10, 2012, by and among CT Legacy Asset, LLC, CT XLC Holding, LLC, Bellevue C2 Holdings, LLC, CT Legacy Cayman, LTD, CT Legacy JPM SPV, LLC and JPMorgan Chase Bank, National Association (filed as Exhibit 10.35 to our Annual Report on Form 10-K

(File No. 1-14788) filed on February 14, 2012 and incorporated herein by reference)

10.39	†	Amended and Restated Master Repurchase Agreement, dated as of March 31, 2011, between CT Legacy JPM SPV, LLC and JPMorgan Chase Funding Inc. (filed as Exhibit 10.10 to our Quarterly Report on Form 10-Q (File No. 1-14788) filed on May 10, 2011 and incorporated herein by reference)

10.40	†	Joinder No. 1 and Amendment No. 1 to Amended and Restated Master Repurchase Agreement, dated as of December 29, 2011, by and among CT Legacy Cayman, LTD, CT Legacy JPM SPV, LLC, CT Legacy Asset, LLC and JPMorgan Chase Funding Inc. (filed as Exhibit 10.37 to our Annual Report on Form 10-K (File No. 1-14788) filed on February 14, 2012 and incorporated herein by reference)

10.41	†	Amendment No. 2 to Amended and Restated Master Repurchase Agreement, dated as of February 10, 2012, by and among CT Legacy Cayman, LTD, CT Legacy JPM SPV, LLC, CT Legacy Asset, LLC and JPMorgan Chase Funding, Inc. (filed as Exhibit 10.38 to our Annual Report on Form 10-K (File No. 1-14788) filed on February 14, 2012 and incorporated herein by reference)

10.42	†	Exchange Agreement, dated as of March 31, 2011, by and among Blackstone Mortgage Trust, Inc., CT Legacy Holdings, LLC, CT Legacy Series 1 Note Issuer, LLC, CT Legacy REIT Holdings, LLC, WestLB AG, New York Branch, as administrative agent, and each of WestLB AG, New York Branch, BNP Paribas, Morgan Stanley Senior Funding, Inc., JPMorgan Chase Bank, N.A., Deutsche Bank Trust Company Americas and Wells Fargo Bank, N.A. (filed as Exhibit 10.13 to our Quarterly Report on Form 10-Q (File No. 1-14788) filed on May 10, 2011 and incorporated herein by reference)

10.43	†	Contribution and Exchange Agreement, dated as of March 31, 2011, by and among Blackstone Mortgage Trust, Inc., CT Legacy Holdings, LLC, CT Legacy Series 2 Note Issuer, LLC, CT Legacy REIT Mezz Borrower, Inc., JSN Restructure Vehicle 1, Ltd. and each of Taberna Preferred Funding VIII, Ltd. and Taberna Preferred Funding IX, Ltd. (filed as Exhibit 10.14 to our Quarterly Report on Form 10-Q (File No. 1-14788) filed on May 10, 2011 and incorporated herein by reference)

10.44		Supplemental Indenture, dated as of March 31, 2011, between Capital Trust, Inc. and The Bank of New York Mellon Trust Company, National Association, as Trustee (filed as Exhibit 10.15 to our Quarterly Report on Form 10-Q (File No. 1-14788) filed on May 10, 2011 and incorporated herein by reference)

10.45	†	Redemption Agreement, dated as of March 31, 2011, by and among Capital Trust, Inc., CT Legacy Holdings, LLC, CT Legacy REIT Mezz Borrower, Inc., CT Legacy Series 2 Note Issuer, LLC and Taberna Preferred Funding V, Ltd. (filed as Exhibit 10.16 to our Quarterly Report on Form 10-Q (File No. 1-14788) filed on May 10, 2011 and incorporated herein by reference)

10.46	†	Redemption Agreement, dated as of March 31, 2011, by and among Capital Trust, Inc., CT Legacy Holdings, LLC, CT Legacy REIT Mezz Borrower, Inc., CT Legacy Series 2 Note Issuer, LLC and Taberna Preferred Funding VI, Ltd. (filed as Exhibit 10.17 to our Quarterly Report on Form 10-Q (File No. 1-14788) filed on May 10, 2011 and incorporated herein by reference)

Exhibit Number		Exhibit Description

10.47	†	Exchange Agreement, dated as of March 31, 2011, by and between CT Legacy Holdings, LLC and CT Legacy Series 1 Note Issuer, LLC (filed as Exhibit 10.18 to our Quarterly Report on Form 10-Q (File No. 1-14788) filed on May 10, 2011 and incorporated herein by reference)

10.48	†	Exchange Agreement, dated as of March 31, 2011, by and between CT Legacy Holdings, LLC and CT Legacy Series 2 Note Issuer, LLC (filed as Exhibit 10.19 to our Quarterly Report on Form 10-Q (File No. 1-14788) filed on May 10, 2011 and incorporated herein by reference)

10.49	†	Exchange Agreement, dated as of March 31, 2011, by and among Blackstone Mortgage Trust, Inc., CT Legacy Holdings, LLC, CT Legacy Series 2 Note Issuer, LLC, CT Legacy REIT Mezz Borrower, Inc., and each of Kodiak CDO II, Ltd., Talon Total Return QP Partners LP, Talon Total Return Partners LP, GPC 69, LLC, HFR RVA Opal Master Trust and Paul Strebel (filed as Exhibit 10.20 to our Quarterly Report on Form 10-Q (File No. 1-14788) filed on May 10, 2011 and incorporated herein by reference)

21.1	**	Subsidiaries of Blackstone Mortgage Trust, Inc.

23.1	*	Consent of Venable LLP (included in Exhibit 5.1)

23.2	*	Consent of Simpson Thacher & Bartlett LLP (included in Exhibit 8.1)

23.3	**	Consent of Ernst & Young LLP

23.4	**	Consent of Deloitte & Touche LLP

23.5	**	Consent of Deloitte & Touche LLP

24.1	**	Power of Attorney (included on signature page to this registration statement filed by the Registrant on March 26, 2013)

*	Filed herewith.
**	Previously filed.
†	Portions of this exhibit has been omitted and filed separately with the SEC pursuant to a confidential treatment request under Rule 24b-2 of the Exchange Act.

Item 37. Undertakings

(a) The undersigned registrant hereby undertakes to provide to the underwriters at the closing specified in the underwriting agreement, certificates in such denominations and registered in such names as required by the underwriters to permit prompt delivery to each purchaser.

(b) Insofar as indemnification for liabilities arising under the Securities Act, may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

(c) The undersigned registrant hereby further undertakes that:

(1) For purposes of determining any liability under the Securities Act, the information omitted from the form of prospectus filed as part of this registration statement in reliance under Rule 430A and contained in a form of prospectus filed by the registrant pursuant to Rule 424(b)(1) or (4), or 497(h) under the Securities Act shall be deemed to part of this registration statement as of the time it was declared effective.

(2) For the purpose of determining any liability under the Securities Act, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-11 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York, on May 22, 2013.

BLACKSTONE MORTGAGE TRUST, INC.

By:	/s/ Stephen D. Plavin
Name: Stephen D. Plavin
Title: Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

* Michael B. Nash	Executive Chairman of the Board of Directors	May 22, 2013

/s/ Stephen D. Plavin Stephen D. Plavin	Chief Executive Officer and Director (Principal Executive Officer)	May 22, 2013

/s/ Geoffrey G. Jervis Geoffrey G. Jervis	Chief Financial Officer (Principal Financial and Accounting Officer)	May 22, 2013

* Thomas E. Dobrowski	Director	May 22, 2013

* Martin L. Edelman	Director	May 22, 2013

* Henry N. Nassau	Director	May 22, 2013

* Joshua A. Polan	Director	May 22, 2013

* Lynne B. Sagalyn	Director	May 22, 2013

* John G. Schreiber	Director	May 22, 2013

* By: /s/ Geoffrey G. Jervis Name: Geoffrey G. Jervis Title: Attorney-in-Fact

EXHIBIT INDEX

Exhibit Number		Exhibit Description

1.1	*	Form of Underwriting Agreement among Blackstone Mortgage Trust, Inc. and the underwriters named therein

2.1

Purchase and Sale Agreement, dated September 27, 2012, by and between Capital Trust, Inc. and Huskies Acquisition LLC (filed as Exhibit 2.1 to our Current Report on Form 8-K

(File No. 1-14788) filed on October 3, 2012 and incorporated herein by reference)

3.1.a		Articles of Amendment and Restatement (filed as Exhibit 3.1.a to our Current Report on Form 8-K (File No. 1-14788) filed on April 2, 2003 and incorporated herein by reference)

3.1.b		Certificate of Notice (filed as Exhibit 3.1 to our Current Report on Form 8-K (File No. 1-14788) filed on February 27, 2007 and incorporated herein by reference)

3.1.c		Articles Supplementary for Series A Junior Participating Preferred Stock (filed as Exhibit 3.1 to our Current Report on Form 8-K (File No. 1-14788) filed on March 3, 2011 and incorporated herein by reference)

3.1.d		Articles of Amendment (filed as Exhibit 3.1 to our Current Report on Form 8-K (File No. 1-14788) filed on December 21, 2012 and incorporated herein by reference)

3.1.e		Articles of Amendment (filed as Exhibit 3.1 to our Current Report on Form 8-K (File No. 1-14788) filed on May 6, 2013 and incorporated herein by reference)

3.2		Third Amended and Restated Bylaws of Capital Trust, Inc. (filed as Exhibit 3.2 to our Current Report on Form 8-K (File No. 1-14788) filed on December 21, 2012 and incorporated herein by reference)

5.1	*	Opinion of Venable LLP as to the legality of the securities being issued

8.1	*	Opinion of Simpson Thacher & Bartlett LLP as to certain United States federal income tax matters

10.1		Amended and Restated Management Agreement, dated as of March 26, 2013, by and between Capital Trust, Inc. and BREDS/CT Advisors L.L.C. (filed as Exhibit 10.1 to our Current Report on Form 8-K (File No. 1-14788) filed on March 26, 2013 and incorporated herein by reference)

10.2		Assignment Agreement, dated as of December 19, 2012, by and among Huskies Acquisition LLC, Blackstone Holdings III L.P. and Capital Trust, Inc. (filed as Exhibit 10.2 to our Current Report on Form 8-K (File No. 1-14788) filed on December 21, 2012 and incorporated herein by reference)

10.3		Capital Trust, Inc. Amended and Restated 1997 Non-Employee Director Stock Plan (filed as Exhibit 10.2 to our Current Report on Form 8-K (File No. 1-14788) filed on January 29, 1999 and incorporated herein by reference)

10.4		Capital Trust, Inc. 2007 Long-Term Incentive Plan (the “2007 Plan”) (filed as Exhibit 10.1 to our Current Report on Form 8-K (File No. 1-14788) filed on June 12, 2007 and incorporated herein by reference)

10.5		2007 Amendment to the 2007 Plan (filed as Exhibit 10.20 to our Annual Report on Form 10-K (File No. 1-14788) filed on March 5, 2008 and incorporated herein by reference)

10.6		Deferral Election Agreement for Selected Plan Awards, dated as of December 24, 2007, by and between Capital Trust, Inc. and Geoffrey G. Jervis (filed as Exhibit 10.29 to our Annual Report on Form 10-K (File No. 1-14788) filed on March 5, 2008 and incorporated herein by reference)

Exhibit Number		Exhibit Description

10.7		Deferral Election Agreement for Selected Plan Awards, dated as of December 24, 2007, by and between Capital Trust, Inc. and Stephan D. Plavin (filed as Exhibit 10.32 to our Annual Report on Form 10-K (File No. 1-14788) filed on March 5, 2008 and incorporated herein by reference)

10.8		Deferral Election Agreement for Selected Plan Awards, dated as of December 24, 2007, by and between Capital Trust, Inc. and Thomas C. Ruffing (filed as Exhibit 10.33 to our Annual Report on Form 10-K (File No. 1-14788) filed on March 5, 2008 and incorporated herein by reference)

10.9		Capital Trust, Inc. 2011 Long Term Incentive Plan (filed as Exhibit 10.1 to our Current Report on Form 8-K (File No. 1-14788) filed on June 28, 2011 and incorporated herein by reference)

10.10	†	Form of Annual Bonus Award Agreement (filed as Exhibit 10.1 to our Quarterly Report on Form 10-Q (File No. 1-14788) filed on August 1, 2012 and incorporated herein by reference)

10.11		Form of Restricted Share Award Agreement relating to the Capital Trust, Inc. 2011 Long Term Incentive Plan (filed as Exhibit 10.2 to our Quarterly Report on Form 10-Q (File No. 1-14788) filed on August 1, 2012 and incorporated herein by reference)

10.12		Form of Special Transaction Bonus Award Agreement (filed as Exhibit 10.3 to our Quarterly Report on Form 10-Q (File No. 1-14788) filed on August 1, 2012 and incorporated herein by reference)

10.13		Summary of Non-Employee Director Compensation (filed as Exhibit 10.51 to our Annual Report on Form 10-K (File No. 1-14788) filed on February 28, 2007 and incorporated herein by reference)

10.14		Form of Indemnification Agreement (filed as Exhibit 10.1 to our Current Report on Form 8-K (File No. 1-14788) filed on December 21, 2012 and incorporated herein by reference)

10.15

Agreement of Lease dated as of May 3, 2000, between 410 Park Avenue Associates, L.P., owner, and Capital Trust, Inc., tenant (filed as Exhibit 10.11 to our Annual Report on Form 10-K

(File No. 1-14788) filed on April 2, 2001 and incorporated herein by reference)

10.16		Additional Space, Lease Extension and First Lease Modification Agreement, dated as of May 23, 2007, by and between 410 Park Avenue Associates, L.P. and Capital Trust, Inc. (filed as Exhibit 10.74 to our Annual Report on Form 10-K (File No. 1-14788) filed on March 5, 2008 and incorporated herein by reference)

10.17		Assignment and Assumption of Lease, dated as of December 19, 2012, by and between Capital Trust, Inc. and Blackstone Holdings I L.P. (filed as Exhibit 10.5 to our Current Report on Form 8-K (File No. 1-14788) filed on December 21, 2012 and incorporated herein by reference)

10.18		Consent to Assignment of Lease, and Fifth Lease Modification Agreement, dated December 19, 2012, between 410 Park Avenue Associates, L.P., Blackstone Holdings I L.P. and Capital Trust, Inc. (filed as Exhibit 10.6 to our Current Report on Form 8-K (File No. 1-14788) filed on December 21, 2012 and incorporated herein by reference)

10.19		Amended and Restated Registration Rights Agreement, dated May 6, 2013, by and among Blackstone Mortgage Trust, Inc., Blackstone Holdings III L.P. and BREDS/CT Advisors L.L.C. (filed as Exhibit 10.2 to our Quarterly Report on Form 10-Q (File No. 1-14788) filed on May 6, 2013 and incorporated herein by reference)

10.20

Trademark License Agreement, dated May 6, 2013, by and between Capital Trust, Inc. and Blackstone TM L.L.C. (filed as Exhibit 10.1 to our Current Report on Form 8-K

(File No. 1-14788) filed on May 7, 2013 and incorporated herein by reference)

Exhibit Number		Exhibit Description

10.21

Limited Liability Company Agreement of 42-16 Partners, LLC, dated as of May 13, 2013, by and between Blackstone Mortgage Trust, Inc. and Blackstone Holdings Finance Co. L.L.C.

(filed as Exhibit 10.1 to our Current Report on Form 8-K (File No. 1-14788) filed on May 17, 2013 and incorporated herein by reference)

10.22		Letter Agreement, dated as of May 13, 2013, by and between Blackstone Mortgage Trust, Inc. and Blackstone Holdings Finance Co. L.L.C. (filed as Exhibit 10.2 to our Current Report on Form 8-K (File No. 1-14788) filed on May 17, 2013 and incorporated herein by reference)

10.23		Securities Purchase Agreement, dated as of May 11, 2004, by and among Capital Trust, Inc., W.R. Berkley Corporation and certain stockholders of Capital Trust, Inc. (filed as Exhibit 10.1 to our Quarterly Report on Form 10-Q (File No. 1-14788) filed on October 10, 2010 and incorporated herein by reference)

10.24

Registration Rights Agreement dated as of May 11, 2004, by and between Capital Trust, Inc. and W.R. Berkley Corporation (filed as Exhibit 10.2 to our Current Report on Form 8-K

(File No. 1-14788) filed on May 11, 2004 and incorporated herein by reference)

10.25	*	Master Repurchase Agreement, dated May 21, 2013, by and between Bank of America, N.A. and Parlex 1 Finance, LLC

10.26	*	Guarantee Agreement, dated May 21, 2013, made by Blackstone Mortgage Trust, Inc. in favor of Bank of America, N.A.

10.27		Letter Agreement, dated September 27, 2012, by and between Capital Trust, Inc. and W.R. Berkley Corporation (filed as Exhibit 10.3 to our Current Report on Form 8-K (File No. 1-14788) filed on October 3, 2012 and incorporated herein by reference)

10.28	†	Contribution Agreement, dated as of March 31, 2011, by and among Capital Trust, Inc., CT Legacy Holdings, LLC and CT Legacy REIT Mezz Borrower, Inc. (filed as Exhibit 10.1 to our Quarterly Report on Form 10-Q (File No. 1-14788) filed on May 10, 2011 and incorporated herein by reference)

10.29	†	Contribution Agreement, dated as of March 31, 2011, by and among Five Mile Capital II CT Mezz SPE LLC, Five Mile Capital II CT Equity SPE LLC and CT Legacy REIT Mezz Borrower, Inc. (filed as Exhibit 10.5 to our Quarterly Report on Form 10-Q (File No. 1-14788) filed on May 10, 2011 and incorporated herein by reference)

10.30	†	Contribution Agreement, dated as of March 31, 2011, by and among CT Legacy Holdings, LLC, Five Mile Capital II CT Equity SPE LLC and CT Legacy REIT Holdings, LLC (filed as Exhibit 10.6 to our Quarterly Report on Form 10-Q (File No. 1-14788) filed on May 10, 2011 and incorporated herein by reference)

10.31.a

Series 1 Secured Note issued by CT Legacy Series 1 Note Issuer, LLC in favor of BNP Paribas, dated as of March 31, 2011 (filed as Exhibit 10.7.a to our Quarterly Report on Form 10-Q

(File No. 1-14788) filed on May 10, 2011 and incorporated herein by reference)

10.31.b		Series 1 Secured Note issued by CT Legacy Series 1 Note Issuer, LLC in favor of Deutsche Bank Trust Company Americas, dated as of March 31, 2011 (filed as Exhibit 10.7.b to our Quarterly Report on Form 10-Q (File No. 1-14788) filed on May 10, 2011 and incorporated herein by reference)

10.31.c		Series 1 Secured Note issued by CT Legacy Series 1 Note Issuer, LLC in favor of JPMorgan Chase Bank, N.A., dated as of March 31, 2011 (filed as Exhibit 10.7.c to our Quarterly Report on Form 10-Q (File No. 1-14788) filed on May 10, 2011 and incorporated herein by reference)

Exhibit Number		Exhibit Description

10.31.d		Series 1 Secured Note issued by CT Legacy Series 1 Note Issuer, LLC in favor of Morgan Stanley & Co. Incorporated, dated as of March 31, 2011 (filed as Exhibit 10.7.d to our Quarterly Report on Form 10-Q (File No. 1-14788) filed on May 10, 2011 and incorporated herein by reference)

10.31.e		Series 1 Secured Note issued by CT Legacy Series 1 Note Issuer, LLC in favor of Wells Fargo Bank, N.A., dated as of March 31, 2011 (filed as Exhibit 10.7.e to our Quarterly Report on Form 10-Q (File No. 1-14788) filed on May 10, 2011 and incorporated herein by reference)

10.31.f		Series 1 Secured Note issued by CT Legacy Series 1 Note Issuer, LLC in favor of WestLB CapTrust Holding LLC, dated as of March 31, 2011 (filed as Exhibit 10.7.f to our Quarterly Report on Form 10-Q (File No. 1-14788) filed on May 10, 2011 and incorporated herein by reference)

10.32.a		Series 2 Secured Note issued by CT Legacy Series 2 Note Issuer, LLC in favor of Embassy & Co., dated as of March 31, 2011 (filed as Exhibit 10.8.a to our Quarterly Report on Form 10-Q (File No. 1-14788) filed on May 10, 2011 and incorporated herein by reference)

10.32.b

Series 2 Secured Note issued by CT Legacy Series 2 Note Issuer, LLC in favor of Hare & Co., dated as of March 31, 2011 (filed as Exhibit 10.8.b to our Quarterly Report on Form 10-Q

(File No. 1-14788) filed on May 10, 2011 and incorporated herein by reference)

10.32.c		Series 2 Secured Note issued by CT Legacy Series 2 Note Issuer, LLC in favor of JSN Restructure Vehicle 1 Ltd., dated as of March 31, 2011 (filed as Exhibit 10.8.c to our Quarterly Report on Form 10-Q (File No. 1-14788) filed on May 10, 2011 and incorporated herein by reference)

10.32.d		Series 2 Secured Note issued by CT Legacy Series 2 Note Issuer, LLC in favor of JSN Restructure Vehicle 1 Ltd., dated as of March 31, 2011 (filed as Exhibit 10.8.d to our Quarterly Report on Form 10-Q (File No. 1-14788) filed on May 10, 2011 and incorporated herein by reference)

10.32.e

Series 2 Secured Note issued by CT Legacy Series 2 Note Issuer, LLC in favor of Hare & Co., dated as of March 31, 2011 (filed as Exhibit 10.8.e to our Quarterly Report on Form 10-Q

(File No. 1-14788) filed on May 10, 2011 and incorporated herein by reference)

10.32.f		Series 2 Secured Note issued by CT Legacy Series 2 Note Issuer, LLC in favor of Talon Total Return Partners LP, dated as of March 31, 2011 (filed as Exhibit 10.8.f to our Quarterly Report on Form 10-Q (File No. 1-14788) filed on May 10, 2011 and incorporated herein by reference)

10.32.g		Series 2 Secured Note issued by CT Legacy Series 2 Note Issuer, LLC in favor of Talon Total Return QP Partners LP, dated as of March 31, 2011 (filed as Exhibit 10.8.g to our Quarterly Report on Form 10-Q (File No. 1-14788) filed on May 10, 2011 and incorporated herein by reference)

10.32.h		Series 2 Secured Note issued by CT Legacy Series 2 Note Issuer, LLC in favor of HFR RVA Opal Master Trust, dated as of March 31, 2011 (filed as Exhibit 10.8.h to our Quarterly Report on Form 10-Q (File No. 1-14788) filed on May 10, 2011 and incorporated herein by reference)

10.32.i

Series 2 Secured Note issued by CT Legacy Series 2 Note Issuer, LLC in favor of GPC 69, LLC, dated as of March 31, 2011 (filed as Exhibit 10.8.i to our Quarterly Report on Form 10-Q

(File No. 1-14788) filed on May 10, 2011 and incorporated herein by reference)

10.32.j		Series 2 Secured Note issued by CT Legacy Series 2 Note Issuer, LLC in favor of Stifel Nicolaus as custodian for Paul F. Strebel IRA, dated as of March 31, 2011 (filed as Exhibit 10.8.j to our Quarterly Report on Form 10-Q (File No. 1-14788) filed on May 10, 2011 and incorporated herein by reference)

10.33	†	Amended and Restated Master Repurchase Agreement, dated as of March 31, 2011, between CT Legacy MS SPV, LLC, CT XLC Holding, LLC, Bellevue C2 Holdings, LLC and CNL Hotel JV, LLC and Morgan Stanley Asset Funding Inc. (filed as Exhibit 10.11 to our Quarterly Report on Form 10-Q (File No. 1-14788) filed on May 10, 2011 and incorporated herein by reference)

Exhibit Number		Exhibit Description

10.34	†	Amended and Restated Master Repurchase Agreement, dated as of March 31, 2011, between CT Legacy Citi SPV, LLC and Citigroup Financial Products Inc. and Citigroup Global Markets Inc. (filed as Exhibit 10.12 to our Quarterly Report on Form 10-Q (File No. 1-14788) filed on May 10, 2011 and incorporated herein by reference)

10.35	†	Amended and Restated Master Repurchase Agreement, dated as of March 31, 2011, between CT Legacy JPM SPV, LLC and JPMorgan Chase Bank, N.A. (filed as Exhibit 10.9 to our Quarterly Report on Form 10-Q (File No. 1-14788) filed on May 10, 2011 and incorporated herein by reference)

10.36	†	Joinder No. 1 and Amendment No. 1 to Amended and Restated Master Repurchase Agreement, dated as of September 30, 2011, by and among CT Legacy Cayman, LTD, CT Legacy JPM SPV, LLC, CT Legacy Asset, LLC and JPMorgan Chase Bank, N.A. (filed as Exhibit 10.33 to our Annual Report on Form 10-K (File No. 1-14788) filed on February 14, 2012 and incorporated herein by reference)

10.37	†	Amendment No. 2 to Amended and Restated Master Repurchase Agreement, dated as of December 29, 2011, by and among CT Legacy Cayman, LTD, CT Legacy JPM SPV, LLC, CT Legacy Asset, LLC and JPMorgan Chase Bank, N.A. (filed as Exhibit 10.34 to our Annual Report on Form 10-K (File No. 1-14788) filed on February 14, 2012 and incorporated herein by reference)

10.38	†	Joinder No. 2 and Amendment No. 3 to Amended and Restated Master Repurchase Agreement, dated as of February 10, 2012, by and among CT Legacy Asset, LLC, CT XLC Holding, LLC, Bellevue C2 Holdings, LLC, CT Legacy Cayman, LTD, CT Legacy JPM SPV, LLC and JPMorgan Chase Bank, National Association (filed as Exhibit 10.35 to our Annual Report on Form 10-K (File No. 1-14788) filed on February 14, 2012 and incorporated herein by reference)

10.39	†	Amended and Restated Master Repurchase Agreement, dated as of March 31, 2011, between CT Legacy JPM SPV, LLC and JPMorgan Chase Funding Inc. (filed as Exhibit 10.10 to our Quarterly Report on Form 10-Q (File No. 1-14788) filed on May 10, 2011 and incorporated herein by reference)

10.40	†	Joinder No. 1 and Amendment No. 1 to Amended and Restated Master Repurchase Agreement, dated as of December 29, 2011, by and among CT Legacy Cayman, LTD, CT Legacy JPM SPV, LLC, CT Legacy Asset, LLC and JPMorgan Chase Funding Inc. (filed as Exhibit 10.37 to our Annual Report on Form 10-K (File No. 1-14788) filed on February 14, 2012 and incorporated herein by reference)

10.41	†	Amendment No. 2 to Amended and Restated Master Repurchase Agreement, dated as of February 10, 2012, by and among CT Legacy Cayman, LTD, CT Legacy JPM SPV, LLC, CT Legacy Asset, LLC and JPMorgan Chase Funding, Inc. (filed as Exhibit 10.38 to our Annual Report on Form 10-K (File No. 1-14788) filed on February 14, 2012 and incorporated herein by reference)

10.42	†	Exchange Agreement, dated as of March 31, 2011, by and among Blackstone Mortgage Trust, Inc., CT Legacy Holdings, LLC, CT Legacy Series 1 Note Issuer, LLC, CT Legacy REIT Holdings, LLC, WestLB AG, New York Branch, as administrative agent, and each of WestLB AG, New York Branch, BNP Paribas, Morgan Stanley Senior Funding, Inc., JPMorgan Chase Bank, N.A., Deutsche Bank Trust Company Americas and Wells Fargo Bank, N.A. (filed as Exhibit 10.13 to our Quarterly Report on Form 10-Q (File No. 1-14788) filed on May 10, 2011 and incorporated herein by reference)

Exhibit Number		Exhibit Description

10.43	†	Contribution and Exchange Agreement, dated as of March 31, 2011, by and among Blackstone Mortgage Trust, Inc., CT Legacy Holdings, LLC, CT Legacy Series 2 Note Issuer, LLC, CT Legacy REIT Mezz Borrower, Inc., JSN Restructure Vehicle 1, Ltd. and each of Taberna Preferred Funding VIII, Ltd. and Taberna Preferred Funding IX, Ltd. (filed as Exhibit 10.14 to our Quarterly Report on Form 10-Q (File No. 1-14788) filed on May 10, 2011 and incorporated herein by reference)

10.44		Supplemental Indenture, dated as of March 31, 2011, between Capital Trust, Inc. and The Bank of New York Mellon Trust Company, National Association, as Trustee (filed as Exhibit 10.15 to our Quarterly Report on Form 10-Q (File No. 1-14788) filed on May 10, 2011 and incorporated herein by reference)

10.45	†	Redemption Agreement, dated as of March 31, 2011, by and among Capital Trust, Inc., CT Legacy Holdings, LLC, CT Legacy REIT Mezz Borrower, Inc., CT Legacy Series 2 Note Issuer, LLC and Taberna Preferred Funding V, Ltd. (filed as Exhibit 10.16 to our Quarterly Report on Form 10-Q (File No. 1-14788) filed on May 10, 2011 and incorporated herein by reference)

10.46	†	Redemption Agreement, dated as of March 31, 2011, by and among Capital Trust, Inc., CT Legacy Holdings, LLC, CT Legacy REIT Mezz Borrower, Inc., CT Legacy Series 2 Note Issuer, LLC and Taberna Preferred Funding VI, Ltd. (filed as Exhibit 10.17 to our Quarterly Report on Form 10-Q (File No. 1-14788) filed on May 10, 2011 and incorporated herein by reference)

10.47	†	Exchange Agreement, dated as of March 31, 2011, by and between CT Legacy Holdings, LLC and CT Legacy Series 1 Note Issuer, LLC (filed as Exhibit 10.18 to our Quarterly Report on Form 10-Q (File No. 1-14788) filed on May 10, 2011 and incorporated herein by reference)

10.48	†	Exchange Agreement, dated as of March 31, 2011, by and between CT Legacy Holdings, LLC and CT Legacy Series 2 Note Issuer, LLC (filed as Exhibit 10.19 to our Quarterly Report on Form 10-Q (File No. 1-14788) filed on May 10, 2011 and incorporated herein by reference)

10.49	†	Exchange Agreement, dated as of March 31, 2011, by and among Blackstone Mortgage Trust, Inc., CT Legacy Holdings, LLC, CT Legacy Series 2 Note Issuer, LLC, CT Legacy REIT Mezz Borrower, Inc., and each of Kodiak CDO II, Ltd., Talon Total Return QP Partners LP, Talon Total Return Partners LP, GPC 69, LLC, HFR RVA Opal Master Trust and Paul Strebel (filed as Exhibit 10.20 to our Quarterly Report on Form 10-Q (File No. 1-14788) filed on May 10, 2011 and incorporated herein by reference)

21.1	**	Subsidiaries of Blackstone Mortgage Trust, Inc.

23.1	*	Consent of Venable LLP (included in Exhibit 5.1)

23.2	*	Consent of Simpson Thacher & Bartlett LLP (included in Exhibit 8.1)

23.3	**	Consent of Ernst & Young LLP

23.4	**	Consent of Deloitte & Touche LLP

23.5	**	Consent of Deloitte & Touche LLP

24.1	**	Power of Attorney (included on signature page to this registration statement filed by the Registrant on March 26, 2013)

*	Filed herewith.
**	Previously filed.
†	Portions of this exhibit has been omitted and filed separately with the SEC pursuant to a confidential treatment request under Rule 24b-2 of the Exchange Act.